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As filed with the Securities and Exchange Commission on July 16, 2013

Registration No. 333-189530

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Amendment No. 1
to
FORM S-4
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

THE MCCLATCHY COMPANY

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	2711 (Primary Standard Industrial Classification Code Number)	52-2080478 (I.R.S. Employer Identification Number)

2100 "Q" Street
Sacramento, California 95816
(916) 321-1844
(Address, including zip code, and telephone number, including area code, of Registrant's principal executive offices)

Karole Morgan-Prager, Esq.
Corporate Secretary and
General Counsel
The McClatchy Company
2100 "Q" Street
Sacramento, California 95816
(916) 321-1828
(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies to:
Katharine A. Martin, Esq. Michael A. Occhiolini, Esq. Michael A. Rosati, Esq. Wilson Sonsini Goodrich & Rosati Professional Corporation 650 Page Mill Road Palo Alto, CA 94304 (650) 493-9300

(Exact name of additional registrant as specified in its charter)	(State or other jurisdiction of incorporation or formation)	(Primary Standard Industrial Classification Code)	(I.R.S. Employer Identification Number)
Aboard Publishing, Inc.	Florida	2711	65-1051606
Anchorage Daily News, Inc.	Alaska	2711	92-0071348
Bellingham Herald Publishing, LLC	Delaware	2711	59-0184700
Belton Publishing Company, Inc.	Missouri	2711	43-1412853
Biscayne Bay Publishing, Inc.	Florida	2711	65-1051521
Cass County Publishing Company	Missouri	2711	43-0891076
Columbus Ledger-Enquirer, Inc.	Georgia	2711	58-0376130
Cypress Media, Inc.	New York	2711	37-0742453
Cypress Media, LLC	Delaware	2711	65-0764225
East Coast Newspapers, Inc.	South Carolina	2711	68-0201685
Gulf Publishing Company, Inc.	Mississippi	2711	64-0469077
HLB Newspapers, Inc.	Missouri	2711	43-1675371
Idaho Statesman Publishing, LLC	Delaware	2711	59-0184700
Keltatim Publishing Company, Inc.	Kansas	2711	48-1161908
Keynoter Publishing Company, Inc.	Florida	2711	59-0789679
Lee's Summit Journal, Incorporated	Missouri	2711	44-0534462
Lexington H-L Services, Inc.	Kentucky	2711	61-1353956
Macon Telegraph Publishing Company	Georgia	2711	58-0333650
Mail Advertising Corporation	Texas	2711	75-2588187
McClatchy Interactive LLC	Delaware	2711	52-2360845
McClatchy Interactive West	Delaware	2711	65-0683075
McClatchy Investment Company	Delaware	2711	51-0274877
McClatchy Management Services, Inc.	Delaware	2711	52-2360846
McClatchy Newspapers, Inc.	Delaware	2711	94-0666175

(Exact name of additional registrant as specified in its charter)	(State or other jurisdiction of incorporation or formation)	(Primary Standard Industrial Classification Code)	(I.R.S. Employer Identification Number)
McClatchy U.S.A., Inc.	Delaware	2711	65-0732197
Miami Herald Media Company	Delaware	2711	38-0723657
Newsprint Ventures, Inc.	California	2711	68-0041100
Nittany Printing and Publishing Company	Pennsylvania	2711	24-0676050
Nor-Tex Publishing, Inc.	Texas	2711	75-1109443
Olympian Publishing, LLC	Delaware	2711	59-0184700
Olympic-Cascade Publishing, Inc.	Washington	2711	68-0098889
Pacific Northwest Publishing Company, Inc.	Florida	2711	59-0184700
Quad County Publishing, Inc.	Illinois	2711	37-1225856
San Luis Obispo Tribune, LLC	Delaware	2711	20-5001401
Star-Telegram, Inc.	Delaware	2711	22-3148254
Tacoma News, Inc.	Washington	2711	68-0099037
The Bradenton Herald, Inc.	Florida	2711	59-1487839
The Charlotte Observer Publishing Company	Delaware	2711	56-0612746
The News and Observer Publishing Company	North Carolina	2711	56-0338580
The State Media Company	South Carolina	2711	57-0477517
The Sun Publishing Company, Inc.	South Carolina	2711	57-0564988
Tribune Newsprint Company	Utah	2711	87-0415831
Wichita Eagle and Beacon Publishing Company, Inc.	Kansas	2711	48-0571718
Wingate Paper Company	Delaware	2711	68-0068249

(Address, including zip code, and telephone number, including area code, of each additional Registrant's principal executive offices)
2100 "Q" Street,
Sacramento, California 95816
(916) 321-1844

          Approximate date of commencement of proposed sale to the public: As soon as practicable after the effective date of this Registration Statement.

          If the securities being registered on this Form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box.    ☐

          If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box. and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.    ☐

          If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.    ☐

          Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of "large accelerated filer," "accelerated filer" and "smaller reporting company" in Rule 12b-2 of the Exchange Act. (Check one)

Large accelerated filer ☐	Accelerated filer ☒	Non-accelerated filer ☐ (Do not check if a smaller reporting company)	Smaller reporting company ☐

          If applicable, place an X in the box to designate the appropriate rule provision relied upon in conducting this transaction:

            ☐    Exchange Act Rule 13e-4(i) (Cross-Border Issuer Tender Offer)

            ☐    Exchange Act Rule 14d-1(d) (Cross-Border Third-Party Tender Offer)

CALCULATION OF REGISTRATION FEE

Title of Each Class of Securities to be Registered	Amount to be Registered	Proposed Maximum Offerig Price Per Unit(1)	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee(1)

9.00% Senior Secured Notes due 2022	$910,000,000	100%	$910,000,000	$124,124.00(4)

Guarantees of 9.00% Senior Secured Notes due 2022(2)	—(3)	—(3)	—(3)	—(3)

(1)
Represents the maximum principal amount at maturity of 9.00% Senior Secured Notes due 2022 that may be issued pursuant to the exchange offer described in this registration statement. The statement fee was calculated pursuant to Rule 457(f) under the Securities Act of 1933.

(2)
The guarantors are U.S. wholly-owned subsidiaries of The McClatchy Company and have guaranteed the notes being registered.

(3)
Pursuant to Rule 457(n) under the Securities Act of 1933, no separate fee is payable for the guarantees of the notes.

(4)
Previously paid.

          The Registrants hereby amend this Registration Statement on such date or dates as may be necessary to delay its effective date until the registrants shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission acting pursuant to said Section 8(a) may determine.

Explanatory Note

        This Amendment No. 1 is being filed for the purpose of filing Exhibits 5.1, 5.2.1, 5.2.7, 5.2.10 and 5.2.11 to the Registration Statement (Commission File No. 333-189530). No changes or additions are being made hereby to the Prospectus constituting Part I of the Registration Statement (not included herein) or to Items 20 or 22 of Part II of the Registration Statement.

 PART II

INFORMATION NOT REQUIRED IN THE PROSPECTUS

Item 20.    Indemnification of Directors and Officers

        Section 145 of the General Corporation Law of the State of Delaware permits a corporation to include in its charter documents, and in agreements between the corporation and its directors and officers, provisions expanding the scope of indemnification beyond that specifically provided by the current law.

        Article Seventh of the registrant's Restated Certificate of Incorporation provides for the indemnification of directors for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the registrant or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the General Corporation Law of the State of Delaware, or (iv) for any transaction from which the director derived an improper personal benefit.

        The registrant has entered into indemnification agreements with its directors and executive officers, in addition to indemnification provided for in the registrant's Restated Certificate of Incorporation, and intends to enter into indemnification agreements with any new directors and executive officers in the future.

        The general effect of Section 145 of the General Corporation Law of the State of Delaware, the registrant's charter documents and the indemnification agreements is to provide indemnification to officers and directors for liabilities that may arise by reason of their status as officers or directors, other than liabilities arising from willful or intentional misconduct, acts or omissions not in good faith, unlawful distributions of corporate assets or transactions from which the officer or director derived an improper personal benefit.

        There is no litigation pending or, to the best of the registrant's knowledge, threatened which might or could result in a claim for indemnification by a director or officer.

Item 21.    Exhibits and Financial Statement Schedules

        (a)   Exhibits

        The following is a list of all exhibits filed as a part of this registration statement on Form S-4, including those incorporated by reference:

Exhibit Number	Description of Exhibit	If Incorporated by Reference, Document with which Exhibit was Contained herein with SEC
3.1.1	Restated Certificate of Incorporation of The McClatchy Company	Incorporated by reference from Exhibit 3.1 to the registrant's Quarterly Report on Form 10-Q filed July 27, 2006
3.1.2	Articles of Incorporation of Aboard Publishing, Inc.	Incorporated by reference from Exhibit 3.1.2 to the registrant's Form S-4 filed June 4, 2010
3.1.3	Articles of Incorporation of Anchorage Daily News, Inc.	Incorporated by reference from Exhibit 3.1.3 to the registrant's Form S-4 filed June 4, 2010
3.1.4	Certificate of Formation of Bellingham Herald Publishing, LLC	Incorporated by reference from Exhibit 3.1.4 to the registrant's Form S-4 filed June 4, 2010
3.1.5	Articles of Incorporation of Belton Publishing Company, Inc.	Incorporated by reference from Exhibit 3.1.5 to the registrant's Form S-4 filed June 4, 2010

Exhibit Number	Description of Exhibit	If Incorporated by Reference, Document with which Exhibit was Contained herein with SEC
3.1.6	Articles of Incorporation of Biscayne Bay Publishing, Inc.	Incorporated by reference from Exhibit 3.1.6 to the registrant's Form S-4 filed June 4, 2010
3.1.7	Articles of Incorporation of Cass County Publishing Company	Incorporated by reference from Exhibit 3.1.7 to the registrant's Form S-4 filed June 4, 2010
3.1.8	Articles of Incorporation of Columbus Ledger-Enquirer, Inc.	Incorporated by reference from Exhibit 3.1.8 to the registrant's Form S-4 filed June 4, 2010
3.1.9	Certificate of Incorporation of Cypress Media, Inc.	Incorporated by reference from Exhibit 3.1.9 to the registrant's Form S-4 filed June 4, 2010
3.1.10	Certificate of Formation of Cypress Media, LLC	Incorporated by reference from Exhibit 3.1.10 to the registrant's Form S-4 filed June 4, 2010
3.1.11	Articles of Incorporation of East Coast Newspapers, Inc.	Incorporated by reference from Exhibit 3.1.11 to the registrant's Form S-4 filed June 4, 2010
3.1.12	Articles of Incorporation of Gulf Publishing Company, Inc.	Incorporated by reference from Exhibit 3.1.12 to the registrant's Form S-4 filed June 4, 2010
3.1.13	Articles of Incorporation of HLB Newspapers, Inc.	Incorporated by reference from Exhibit 3.1.13 to the registrant's Form S-4 filed June 4, 2010
3.1.14	Certificate of Formation of Idaho Statesman Publishing, LLC	Incorporated by reference from Exhibit 3.1.14 to the registrant's Form S-4 filed June 4, 2010
3.1.15	Articles of Incorporation of Keltatim Publishing Company, Inc.	Incorporated by reference from Exhibit 3.1.15 to the registrant's Form S-4 filed June 4, 2010
3.1.16	Certificate of Incorporation of Keynoter Publishing Company, Inc.	Incorporated by reference from Exhibit 3.1.16 to the registrant's Form S-4 filed June 4, 2010
3.1.17	Articles of Incorporation of Lee's Summit Journal, Incorporated	Incorporated by reference from Exhibit 3.1.17 to the registrant's Form S-4 filed June 4, 2010
3.1.18	Articles of Incorporation of Lexington H-L Services, Inc.	Incorporated by reference from Exhibit 3.1.18 to the registrant's Form S-4 filed June 4, 2010
3.1.19	Articles of Incorporation of Macon Telegraph Publishing Company	Incorporated by reference from Exhibit 3.1.19 to the registrant's Form S-4 filed June 4, 2010
3.1.20	Articles of Incorporation of Mail Advertising Corporation	Incorporated by reference from Exhibit 3.1.20 to the registrant's Form S-4 filed June 4, 2010
3.1.21	Certificate of Formation of McClatchy Interactive LLC	Incorporated by reference from Exhibit 3.1.21 to the registrant's Form S-4 filed June 4, 2010
3.1.22	Certificate of Incorporation of McClatchy Interactive West	Incorporated by reference from Exhibit 3.1.22 to the registrant's Form S-4 filed June 4, 2010
3.1.23	Certificate of Incorporation of McClatchy Investment Company	Incorporated by reference from Exhibit 3.1.23 to the registrant's Form S-4 filed June 4, 2010
3.1.24	Certificate of Incorporation of McClatchy Management Services, Inc.	Incorporated by reference from Exhibit 3.1.24 to the registrant's Form S-4 filed June 4, 2010
3.1.25	Certificate of Incorporation of McClatchy Newspapers, Inc.	Incorporated by reference from Exhibit 3.1.25 to the registrant's Form S-4 filed June 4, 2010

Exhibit Number	Description of Exhibit	If Incorporated by Reference, Document with which Exhibit was Contained herein with SEC
3.1.26	Certificate of Incorporation of McClatchy U.S.A., Inc.	Incorporated by reference from Exhibit 3.1.26 to the registrant's Form S-4 filed June 4, 2010
3.1.27	Certificate of Incorporation of Miami Herald Media Company	Incorporated by reference from Exhibit 3.1.27 to the registrant's Form S-4 filed June 4, 2010
3.1.28	Articles of Incorporation of Newsprint Ventures, Inc.	Incorporated by reference from Exhibit 3.1.28 to the registrant's Form S-4 filed June 4, 2010
3.1.29	Articles of Incorporation of Nittany Printing and Publishing Company	Incorporated by reference from Exhibit 3.1.29 to the registrant's Form S-4 filed June 4, 2010
3.1.30	Articles of Incorporation of Nor-Tex Publishing, Inc.	Incorporated by reference from Exhibit 3.1.30 to the registrant's Form S-4 filed June 4, 2010
3.1.31	Certificate of Formation of Olympian Publishing, LLC	Incorporated by reference from Exhibit 3.1.31 to the registrant's Form S-4 filed June 4, 2010
3.1.32	Articles of Incorporation of Olympic-Cascade Publishing, Inc.	Incorporated by reference from Exhibit 3.1.32 to the registrant's Form S-4 filed June 4, 2010
3.1.33	Certificate of Incorporation of Pacific Northwest Publishing Company, Inc.	Incorporated by reference from Exhibit 3.1.33 to the registrant's Form S-4 filed June 4, 2010
3.1.34	Articles of Incorporation of Quad County Publishing, Inc.	Incorporated by reference from Exhibit 3.1.34 to the registrant's Form S-4 filed June 4, 2010
3.1.35	Certificate of Formation of San Luis Obispo Tribune, LLC	Incorporated by reference from Exhibit 3.1.35 to the registrant's Form S-4 filed June 4, 2010
3.1.36	Certificate of Incorporation of Star-Telegram, Inc.	Incorporated by reference from Exhibit 3.1.36 to the registrant's Form S-4 filed June 4, 2010
3.1.37	Articles of Incorporation of Tacoma News, Inc.	Incorporated by reference from Exhibit 3.1.37 to the registrant's Form S-4 filed June 4, 2010
3.1.38	Articles of Incorporation of The Bradenton Herald, Inc.	Incorporated by reference from Exhibit 3.1.38 to the registrant's Form S-4 filed June 4, 2010
3.1.39	Certificate of Incorporation of The Charlotte Observer Publishing Company	Incorporated by reference from Exhibit 3.1.39 to the registrant's Form S-4 filed June 4, 2010
3.1.40	Articles of Incorporation of The News and Observer Publishing Company	Incorporated by reference from Exhibit 3.1.40 to the registrant's Form S-4 filed June 4, 2010
3.1.41	Certificate of Incorporation of The State Media Company	Incorporated by reference from Exhibit 3.1.41 to the registrant's Form S-4 filed June 4, 2010
3.1.42	Articles of Incorporation of The Sun Publishing Company, Inc.	Incorporated by reference from Exhibit 3.1.42 to the registrant's Form S-4 filed June 4, 2010
3.1.43	Articles of Incorporation of Tribune Newsprint Company	Incorporated by reference from Exhibit 3.1.43 to the registrant's Form S-4 filed June 4, 2010
3.1.44	Restated and Amended Articles of Incorporation of Wichita Eagle and Beacon Publishing Company, Inc.	Incorporated by reference from Exhibit 3.1.44 to the registrant's Form S-4 filed June 4, 2010

Exhibit Number	Description of Exhibit	If Incorporated by Reference, Document with which Exhibit was Contained herein with SEC
3.1.45	Certificate of Incorporation of Wingate Paper Company	Incorporated by reference from Exhibit 3.1.45 to the registrant's Form S-4 filed June 4, 2010
3.2.1	Amended and Restated Bylaws of The McClatchy Company	Incorporated by reference from Exhibit 3.1 to the registrant's Current Report on Form 8-K filed March 22, 2012
3.2.2	Bylaws of Aboard Publishing, Inc.	Incorporated by reference from Exhibit 3.2.2 to the registrant's Form S-4 filed June 4, 2010
3.2.3	Bylaws of Anchorage Daily News, Inc.	Incorporated by reference from Exhibit 3.2.3 to the registrant's Form S-4 filed June 4, 2010
3.2.4	Limited Liability Company Agreement of Bellingham Herald Publishing, LLC	Incorporated by reference from Exhibit 3.2.4 to the registrant's Form S-4 filed June 4, 2010
3.2.5	Amended and Restated Bylaws of Belton Publishing Company, Inc.	Incorporated by reference from Exhibit 3.2.5 to the registrant's Form S-4 filed June 4, 2010
3.2.6	Bylaws of Biscayne Bay Publishing, Inc.	Incorporated by reference from Exhibit 3.2.6 to the registrant's Form S-4 filed June 4, 2010
3.2.7	Amended and Restated Bylaws of Cass County Publishing Company	Incorporated by reference from Exhibit 3.2.7 to the registrant's Form S-4 filed June 4, 2010
3.2.8	Bylaws of Columbus Ledger-Enquirer, Inc.	Incorporated by reference from Exhibit 3.2.8 to the registrant's Form S-4 filed June 4, 2010
3.2.9	Amended and Restated Bylaws of Cypress Media, Inc.	Incorporated by reference from Exhibit 3.2.9 to the registrant's Form S-4 filed June 4, 2010
3.2.10	Limited Liability Company Agreement of Cypress Media, LLC	Incorporated by reference from Exhibit 3.2.10 to the registrant's Form S-4 filed June 4, 2010
3.2.11	Bylaws of East Coast Newspapers, Inc.	Incorporated by reference from Exhibit 3.2.11 to the registrant's Form S-4 filed June 4, 2010
3.2.12	Bylaws of Gulf Publishing Company, Inc.	Incorporated by reference from Exhibit 3.2.12 to the registrant's Form S-4 filed June 4, 2010
3.2.13	Amended and Restated Bylaws of HLB Newspapers, Inc.	Incorporated by reference from Exhibit 3.2.13 to the registrant's Form S-4 filed June 4, 2010
3.2.14	Limited Liability Company Agreement of Idaho Statesman Publishing, LLC	Incorporated by reference from Exhibit 3.2.14 to the registrant's Form S-4 filed June 4, 2010
3.2.15	Bylaws of Keltatim Publishing Company, Inc.	Incorporated by reference from Exhibit 3.2.15 to the registrant's Form S-4 filed June 4, 2010
3.2.16	Bylaws of Keynoter Publishing Company, Inc.	Incorporated by reference from Exhibit 3.2.16 to the registrant's Form S-4 filed June 4, 2010
3.2.17	Bylaws of Lee's Summit Journal, Incorporated	Incorporated by reference from Exhibit 3.2.17 to the registrant's Form S-4 filed June 4, 2010
3.2.18	Amended and Restated Bylaws of Lexington H-L Services, Inc.	Incorporated by reference from Exhibit 3.2.18 to the registrant's Form S-4 filed June 4, 2010

Exhibit Number	Description of Exhibit	If Incorporated by Reference, Document with which Exhibit was Contained herein with SEC
3.2.19	Bylaws of Macon Telegraph Publishing Company	Incorporated by reference from Exhibit 3.2.19 to the registrant's Form S-4 filed June 4, 2010
3.2.20	Amended and Restated Bylaws of Mail Advertising Corporation	Incorporated by reference from Exhibit 3.2.20 to the registrant's Form S-4 filed June 4, 2010
3.2.21	Limited Liability Company Operating Agreement of McClatchy Interactive LLC	Incorporated by reference from Exhibit 3.2.21 to the registrant's Form S-4 filed June 4, 2010
3.2.22	Bylaws of McClatchy Interactive West	Incorporated by reference from Exhibit 3.2.22 to the registrant's Form S-4 filed June 4, 2010
3.2.23	Bylaws of McClatchy Investment Company	Incorporated by reference from Exhibit 3.2.23 to the registrant's Form S-4 filed June 4, 2010
3.2.24	Bylaws of McClatchy Management Services, Inc.	Incorporated by reference from Exhibit 3.2.24 to the registrant's Form S-4 filed June 4, 2010
3.2.25	Bylaws of McClatchy Newspapers, Inc.	Incorporated by reference from Exhibit 3.2.25 to the registrant's Form S-4 filed June 4, 2010
3.2.26	Bylaws of McClatchy U.S.A., Inc.	Incorporated by reference from Exhibit 3.2.26 to the registrant's Form S-4 filed June 4, 2010
3.2.27	Bylaws of Miami Herald Media Company	Incorporated by reference from Exhibit 3.2.27 to the registrant's Form S-4 filed June 4, 2010
3.2.28	Bylaws of Newsprint Ventures, Inc.	Incorporated by reference from Exhibit 3.2.28 to the registrant's Form S-4 filed June 4, 2010
3.2.29	Bylaws of Nittany Printing and Publishing Company	Incorporated by reference from Exhibit 3.2.29 to the registrant's Form S-4 filed June 4, 2010
3.2.30	Bylaws of Nor-Tex Publishing, Inc.	Incorporated by reference from Exhibit 3.2.30 to the registrant's Form S-4 filed June 4, 2010
3.2.31	Limited Liability Company Agreement of Olympian Publishing, LLC	Incorporated by reference from Exhibit 3.2.31 to the registrant's Form S-4 filed June 4, 2010
3.2.32	Bylaws of Olympic-Cascade Publishing, Inc.	Incorporated by reference from Exhibit 3.2.32 to the registrant's Form S-4 filed June 4, 2010
3.2.33	Bylaws of Pacific Northwest Publishing Company, Inc.	Incorporated by reference from Exhibit 3.2.33 to the registrant's Form S-4 filed June 4, 2010
3.2.34	Bylaws of Quad County Publishing, Inc.	Incorporated by reference from Exhibit 3.2.34 to the registrant's Form S-4 filed June 4, 2010
3.2.35	Operating Agreement of San Luis Obispo Tribune, LLC	Incorporated by reference from Exhibit 3.2.35 to the registrant's Form S-4 filed June 4, 2010
3.2.36	Bylaws of Star-Telegram, Inc.	Incorporated by reference from Exhibit 3.2.36 to the registrant's Form S-4 filed June 4, 2010
3.2.37	Bylaws of Tacoma News, Inc.	Incorporated by reference from Exhibit 3.2.37 to the registrant's Form S-4 filed June 4, 2010
3.2.38	Bylaws of The Bradenton Herald, Inc.	Incorporated by reference from Exhibit 3.2.38 to the registrant's Form S-4 filed June 4, 2010

Exhibit Number	Description of Exhibit	If Incorporated by Reference, Document with which Exhibit was Contained herein with SEC
3.2.39	Bylaws of The Charlotte Observer Publishing Company	Incorporated by reference from Exhibit 3.2.39 to the registrant's Form S-4 filed June 4, 2010
3.2.40	Bylaws of The News and Observer Publishing Company	Incorporated by reference from Exhibit 3.2.40 to the registrant's Form S-4 filed June 4, 2010
3.2.41	Amended and Restated Bylaws of The State Media Company	Incorporated by reference from Exhibit 3.2.41 to the registrant's Form S-4 filed June 4, 2010
3.2.42	Bylaws of The Sun Publishing Company, Inc.	Incorporated by reference from Exhibit 3.2.42 to the registrant's Form S-4 filed June 4, 2010
3.2.43	Bylaws of Tribune Newsprint Company	Incorporated by reference from Exhibit 3.2.43 to the registrant's Form S-4 filed June 4, 2010
3.2.44	Bylaws of Wichita Eagle and Beacon Publishing Company, Inc.	Incorporated by reference from Exhibit 3.2.44 to the registrant's Form S-4 filed June 4, 2010
3.2.45	Bylaws of Wingate Paper Company	Incorporated by reference from Exhibit 3.2.45 to the registrant's Form S-4 filed June 4, 2010
4.1	Indenture dated December 18, 2012, among The McClatchy Company, the subsidiary guarantors party thereto and The Bank of New York Mellon Trust Company, N.A., as Trustee	Incorporated by reference from Exhibit 4.2 to the registrant's Current Report on Form 8-K filed December 20, 2012
4.2	Form of 9.00% Senior Secured Notes due 2022	Contained in Exhibit 4.1
4.3	Form of Guaranty of 9.00% Senior Secured Notes due 2022	Contained in Exhibit 4.1
4.4	Registration Rights Agreement, dated as of December 18, 2012, among The McClatchy Company, the guarantors from time to time party thereto, and the several initial purchasers	Incorporated by reference from Exhibit 4.3 to the registrant's Current Report on Form 8-K filed December 20, 2012
5.1	Opinion of Wilson Sonsini Goodrich & Rosati, Professional Corporation ("WSGR") relating to the validity of the securities registered hereby	Contained herein
5.2.1	Opinion of Davis Wright Termaine LLP	Contained herein
5.2.2	Opinion of Holland & Knight LLP	Previously filed
5.2.3	Opinion of Carlton Fields, P.A.	Previously filed
5.2.4	Opinion of Lewis, Rice & Fingersh, L.C. (Illinois)	Previously filed
5.2.5	Opinion of Fleeson, Gooing, Coulson & Kitch, L.L.C.	Previously filed
5.2.6	Opinion of Stoll Keenon Ogden PLLC	Previously filed

Exhibit Number	Description of Exhibit	If Incorporated by Reference, Document with which Exhibit was Contained herein with SEC
5.2.7	Opinion of Jones Walker, L.L.P.	Contained herein
5.2.8	Opinion of Lewis, Rice & Fingersh, L.C. (Missouri)	Previously filed
5.2.9	Opinion of McGuire Woods LLP	Previously filed
5.2.10	Opinion of Fox Rothschild LLP	Contained herein
5.2.11	Opinion of Carl Muller, Attorney at Law, P.A.	Contained herein
5.2.12	Opinion of Holland & Hart LLP	Previously filed
10.1
	Security Agreement, dated as of December 18, 2012, among The McClatchy Company, each other grantor from time to time party thereto, and The Bank of New York Mellon Trust Company, N.A., as Collateral Agent	Previously filed
10.2
	First Lien Intercreditor Agreement, dated as of December 18, 2012, among The McClatchy Company, the other grantors party thereto, Bank of America, N.A., as Credit Agreement Collateral Agent, The Bank of New York Mellon Trust Company, as Senior Secured Notes Collateral Agent, and each additional collateral agent from time to time party thereto	Previously filed
23.1	Consent of Deloitte & Touche LLP, Independent Registered Accounting Firm	Previously filed
23.2	Consent of WSGR	Contained in Exhibit 5.1
24.1	Power of Attorney	Previously filed
25.1	Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939 of The Bank of New York Mellon Trust Company, N.A. to act as Trustee under the Indenture	Previously filed
99.1	Form of Letter of Transmittal	Previously filed
99.2	Form of Notice of Guaranteed Delivery	Previously filed
99.3	Form of Letter to Clients	Previously filed
99.4	Form of Letter to Brokers, Dealers, Commercial Banks, Trust Companies and Other Nominees	Previously filed

        (b)   Financial Statement Schedules: All schedules have been incorporated herein by reference or omitted because they are not applicable or not required.

Item 22.    Undertakings

        The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, as amended, each filing of the registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in this registration statement shall be deemed to be a new registration statement relating to the securities offered herein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

        Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by the controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

        The undersigned registrant hereby undertakes to respond to requests for information that is incorporated by reference into the prospectus pursuant to Item 4, 10(b), 11 or 13 of this Form within one business day of receipt of such request, and to send the incorporated documents by first class mail or other equally prompt means. This includes information contained in documents filed subsequent to the effective date of the registration statement through the date of responding to the request.

        The undersigned registrant hereby undertakes to supply by means of a post-effective amendment all information concerning a transaction, and the company being acquired or involved therein, that was not the subject of and included in the registration statement when it became effective.

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Sacramento, State of California, on the 16th day of July, 2013.

THE MCCLATCHY COMPANY
By:	/s/ PATRICK J. TALAMANTES
	Name:	Patrick J. Talamantes
	Title:	President and Chief Executive Officer

Co-Registrants
CYPRESS MEDIA, INC. MCCLATCHY INVESTMENT COMPANY MCCLATCHY NEWSPAPERS, INC. MCCLATCHY U.S.A., INC. NEWSPRINT VENTURES, INC. TRIBUNE NEWSPRINT COMPANY WINGATE PAPER COMPANY
By:	*
	Name:	Patrick J. Talamantes
	Title:	President (Principal Executive Officer)
By:	*
	Name:	R. Elaine Lintecum
	Title:	Vice President, Assistant Secretary and Treasurer (Principal Financial Officer)
By:	*
	Name:	Hai Nguyen
	Title:	Controller (Principal Accounting Officer)
THE NEWS AND OBSERVER PUBLISHING COMPANY
By:	*
	Name:	Patrick J. Talamantes
	Title:	Chairman (Principal Executive Officer)
By:	*
	Name:	R. Elaine Lintecum
	Title:	Vice President, Assistant Secretary and Treasurer (Principal Financial Officer)
By:	*
	Name:	Hai Nguyen
	Title:	Controller (Principal Accounting Officer)

ABOARD PUBLISHING, INC. BISCAYNE BAY PUBLISHING, INC. KEYNOTER PUBLISHING COMPANY, INC. MIAMI HERALD MEDIA COMPANY
By:	*
	Name:	David Landsberg
	Title:	President (Principal Executive Officer)
By:	*
	Name:	R. Elaine Lintecum
	Title:	Vice President, Assistant Secretary and Assistant Treasurer (Principal Financial Officer)
By:	*
	Name:	Hai Nguyen
	Title:	Controller (Principal Accounting Officer)
ANCHORAGE DAILY NEWS, INC.
By:	*
	Name:	J. Patrick Doyle
	Title:	President (Principal Executive Officer)
By:	*
	Name:	R. Elaine Lintecum
	Title:	Vice President, Assistant Secretary and Treasurer (Principal Financial Officer)
By:	*
	Name:	Hai Nguyen
	Title:	Controller (Principal Accounting Officer)
BELTON PUBLISHING COMPANY, INC. EAST COAST NEWSPAPERS, INC. KELTATIM PUBLISHING COMPANY, INC. QUAD COUNTY PUBLISHING, INC.
By:	*
	Name:	Mark Zieman
	Title:	President (Principal Executive Officer)

By:	*
	Name:	R. Elaine Lintecum
	Title:	Vice President, Assistant Secretary and Treasurer (Principal Financial Officer)
By:	*
	Name:	Hai Nguyen
	Title:	Controller (Principal Accounting Officer)

CASS COUNTY PUBLISHING COMPANY HLB NEWSPAPERS, INC.
By:	*
	Name:	Mi-Ai Parish
	Title:	President (Principal Executive Officer)
By:	*
	Name:	R. Elaine Lintecum
	Title:	Vice President, Assistant Secretary and Treasurer (Principal Financial Officer)
By:	*
	Name:	Hai Nguyen
	Title:	Controller (Principal Accounting Officer)
COLUMBUS LEDGER-ENQUIRER, INC.
By:	*
	Name:	Rodney Mahone
	Title:	President and Publisher (Principal Executive Officer)
By:	*
	Name:	R. Elaine Lintecum
	Title:	Vice President, Assistant Secretary and Treasurer (Principal Financial Officer)
By:	*
	Name:	Hai Nguyen
	Title:	Controller (Principal Accounting Officer)

GULF PUBLISHING COMPANY, INC.
By:	*
	Name:	Glen Nardi
	Title:	President and Publisher (Principal Executive Officer)

By:	*
	Name:	R. Elaine Lintecum
	Title:	Vice President, Assistant Secretary and Treasurer (Principal Financial Officer)
By:	*
	Name:	Hai Nguyen
	Title:	Controller (Principal Accounting Officer)
PACIFIC NORTHWEST PUBLISHING COMPANY, INC.
By:	*
	Name:	Robert Weil
	Title:	President (Principal Executive Officer)
By:	*
	Name:	R. Elaine Lintecum
	Title:	Vice President, Assistant Secretary and Treasurer (Principal Financial Officer)
By:	*
	Name:	Hai Nguyen
	Title:	Controller (Principal Accounting Officer)
MACON TELEGRAPH PUBLISHING COMPANY.
By:	*
	Name:	Donald Bailey
	Title:	President and Publisher (Principal Executive Officer)

By:	*
	Name:	R. Elaine Lintecum
	Title:	Vice President, Assistant Secretary Treasurer (Principal Financial Officer)
By:	*
	Name:	Hai Nguyen
	Title:	Controller (Principal Accounting Officer)
MAIL ADVERTISING CORPORATION NOR-TEX PUBLISHING, INC. STAR-TELEGRAM, INC.
By:	*
	Name:	Gary Wortel
	Title:	President (Principal Executive Officer)
By:	*
	Name:	R. Elaine Lintecum
	Title:	Vice President, Assistant Secretary Treasurer (Principal Financial Officer)
By:	*
	Name:	Hai Nguyen
	Title:	Controller (Principal Accounting Officer)

WICHITA EAGLE AND BEACON PUBLISHING COMPANY, INC.
By:	*
	Name:	Kim Nussbaum
	Title:	President (Principal Executive Officer)
By:	*
	Name:	R. Elaine Lintecum
	Title:	Vice President, Assistant Secretary and Treasurer (Principal Financial Officer)
By:	*
	Name:	Hai Nguyen
	Title:	Controller (Principal Accounting Officer)

LEE'S SUMMIT JOURNAL, INCORPORATED
By:	*
	Name:	John Beaudoin
	Title:	President (Principal Executive Officer)
By:	*
	Name:	R. Elaine Lintecum
	Title:	Vice President, Assistant Secretary Treasurer (Principal Financial Officer)
By:	*
	Name:	Hai Nguyen
	Title:	Controller (Principal Accounting Officer)
LEXINGTON H-L SERVICES, INC.
By:	*
	Name:	Rufus Friday
	Title:	President and Publisher (Principal Executive Officer)
By:	*
	Name:	R. Elaine Lintecum
	Title:	Vice President, Assistant Secretary and Treasurer (Principal Financial Officer)
By:	*
	Name:	Hai Nguyen
	Title:	Controller (Principal Accounting Officer)
MCCLATCHY INTERACTIVE WEST
By:	*
	Name:	Chris Hendricks
	Title:	President (Principal Executive Officer)
By:	*
	Name:	R. Elaine Lintecum
	Title:	Vice President, Assistant Secretary and Treasurer (Principal Financial Officer)

By:	*
	Name:	Hai Nguyen
	Title:	Controller (Principal Accounting Officer)
NITTANY PRINTING AND PUBLISHING COMPANY
By:	*
	Name:	Susan Leath
	Title:	President and Publisher (Principal Executive Officer)
By:	*
	Name:	R. Elaine Lintecum
	Title:	Vice President, Assistant Secretary and Treasurer (Principal Financial Officer)
By:	*
	Name:	Hai Nguyen
	Title:	Controller (Principal Accounting Officer)
OLYMPIC-CASCADE PUBLISHING, INC.
By:	*
	Name:	George LeMasurier
	Title:	President (Principal Executive Officer)
By:	*
	Name:	R. Elaine Lintecum
	Title:	Vice President, Assistant Secretary and Treasurer (Principal Financial Officer)
By:	*
	Name:	Hai Nguyen
	Title:	Controller (Principal Accounting Officer)
TACOMA NEWS, INC.
By:	*
	Name:	David Zeeck
	Title:	President and Publisher (Principal Executive Officer)

By:	*
	Name:	R. Elaine Lintecum
	Title:	Vice President, Assistant Secretary and Treasurer (Principal Financial Officer)
By:	*
	Name:	Hai Nguyen
	Title:	Controller (Principal Accounting Officer)
THE BRADENTON HERALD, INC.
By:	*
	Name:	Robert G. Turner
	Title:	President and Publisher (Principal Executive Officer)
By:	*
	Name:	R. Elaine Lintecum
	Title:	Vice President, Assistant Secretary and Treasurer (Principal Financial Officer)
By:	*
	Name:	Hai Nguyen
	Title:	Controller (Principal Accounting Officer)
THE CHARLOTTE OBSERVER PUBLISHING COMPANY
By:	*
	Name:	Ann Caulkins
	Title:	President and Publisher (Principal Executive Officer)
By:	*
	Name:	R. Elaine Lintecum
	Title:	Vice President, Assistant Secretary and Treasurer (Principal Financial Officer)
By:	*
	Name:	Hai Nguyen
	Title:	Controller (Principal Accounting Officer)

THE STATE MEDIA COMPANY
By:	*
	Name:	Henry Haitz
	Title:	President and Publisher (Principal Executive Officer)
By:	*
	Name:	R. Elaine Lintecum
	Title:	Vice President, Assistant Secretary and Treasurer (Principal Financial Officer)
By:	*
	Name:	Hai Nguyen
	Title:	Controller (Principal Accounting Officer)
THE SUN PUBLISHING COMPANY, INC.
By:	*
	Name:	Mark Webster
	Title:	President and Publisher (Principal Executive Officer)
By:	*
	Name:	R. Elaine Lintecum
	Title:	Vice President, Assistant Secretary and Treasurer (Principal Financial Officer)
By:	*
	Name:	Hai Nguyen
	Title:	Controller (Principal Accounting Officer)
MCCLATCHY MANAGEMENT SERVICES, INC.
By:	*
	Name:	R. Elaine Lintecum
	Title:	President, Assistant Secretary and Treasurer (Principal Executive Officer and Principal Financial Officer)
By:	*
	Name:	Hai Nguyen
	Title:	Controller (Principal Accounting Officer)

MCCLATCHY INTERACTIVE LLC
By:	*
	Name:	Chris Hendricks
	Title:	Manager (Principal Executive Officer)
By:	*
	Name:	R. Elaine Lintecum
	Title:	Vice President, Assistant Secretary Treasurer (Principal Financial Officer)
By:	*
	Name:	Hai Nguyen
	Title:	Controller (Principal Accounting Officer)
BELLINGHAM HERALD PUBLISHING, LLC IDAHO STATESMAN PUBLISHING, LLC OLYMPIAN PUBLISHING, LLC
By:	PACIFIC Northwest Publishing Company, Inc., their Sole Member
By:	*
	Name:	Robert Weil
	Title:	President (Principal Executive Officer)
By:	*
	Name:	R. Elaine Lintecum
	Title:	Vice President, Assistant Secretary and Treasurer (Principal Financial Officer)
By:	*
	Name:	Hai Nguyen
	Title:	Controller (Principal Accounting Officer)
CYPRESS MEDIA, LLC
By:	CYPRESS Media, Inc., its Sole Member
By:	*
	Name:	Patrick J. Talamantes
	Title:	President (Principal Executive Officer)

By:	*
	Name:	R. Elaine Lintecum
	Title:	Vice President, Assistant Secretary and Treasurer (Principal Financial Officer)
By:	*
	Name:	Hai Nguyen
	Title:	Controller (Principal Accounting Officer)
SAN LUIS OBISPO TRIBUNE, LLC
By:	The McClatchy Company, its Sole Member
By:	*
	Name:	Patrick J. Talamantes
	Title:	President and Chief Executive Officer (Principal Executive Officer)
By:	*
	Name:	R. Elaine Lintecum
	Title:	Vice President, Finance, Chief Financial Officer and Treasurer (Principal Financial Officer)
By:	*
	Name:	Hai Nguyen
	Title:	Controller (Principal Accounting Officer)

*By:	/s/ PATRICK J. TALAMANTES
Patrick J. Talamantes
Attorney-in-fact

        Pursuant to the requirements of the Securities Act of 1933, this amendment to the registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ PATRICK J. TALAMANTES Patrick J. Talamantes(1)(2)(3)(4)(5)(6)(7)(8)	President and Chief Executive Officer, Director, (Principal Executive Officer), Director, certain of the Co-Registrants listed above	July 16, 2013
/s/ R. ELAINE LINTECUM R. Elaine Lintecum(1)(2)(3)(4)(5)(6)(7)(9)	Vice President, Finance and Chief Financial Officer (Principal Financial Officer), Director, certain of the Co-Registrants listed above	July 16, 2013
* Hai Nguyen(10)	Controller (Principal Accounting Officer)	July 16, 2013
* Kevin S. McClatchy	Chairman	July 16, 2013
* Elizabeth Ballantine	Director	July 16, 2013
* Leroy Barnes, Jr.	Director	July 16, 2013
* Molly Maloney Evangelisti	Director	July 16, 2013
* Kathleen Foley Feldstein	Director	July 16, 2013
* Brown McClatchy Maloney	Director	July 16, 2013
* William McClatchy	Director	July 16, 2013

Signature	Title	Date

* Theodore R. Mitchell	Director	July 16, 2013
* Clyde W. Ostler	Director	July 16, 2013
* Frederick R. Ruiz	Director	July 16, 2013
* Mark Zieman(1)(5)(6)(7)	Director, certain of the Co-Registrants listed above and President (Principal Executive Officer) of certain Co-Registrants	July 16, 2013
* Robert Weil(4)(6)	Director, certain of the Co-Registrants listed above and President (Principal Executive Officer) of Pacific Northwest Publishing Company, Inc.	July 16, 2013
* Karole Morgan-Prager(2)(5)(6)(11)	Director, certain of the Co-Registrants listed above	July 16, 2013
* Chris Hendricks(3)	Director, certain of the Co-Registrants listed above, President (Principal Executive Officer) of McClatchy Interactive West and Manager (Principal Executive Officer) of McClatchy Interactive LLC	July 16, 2013
* David Landsberg	President (Principal Executive Officer), certain of the Co-Registrants listed above	July 16, 2013
* J. Patrick Doyle	President (Principal Executive Officer), Anchorage Daily News, Inc.	July 16, 2013

Signature	Title	Date

* Mark Zieman	President (Principal Executive Officer), certain of the Co-Registrants listed above	July 16, 2013
* Rodney Mahone	President and Publisher (Principal Executive Officer), Columbus Ledger-Enquirer, Inc.	July 16, 2013
* Mi-Ai Parish	President (Principal Executive Officer), certain of the Co-Registrants	July 16, 2013
* Glen Nardi	President and Publisher (Principal Executive Officer), Gulf Publishing Company, Inc.	July 16, 2013
* Donald Bailey	President and Publisher (Principal Executive Officer), Macon Telegraph Publishing Company	July 16, 2013
* Gary Wortel	President (Principal Executive Officer), certain of the Co-Registrants listed above	July 16, 2013
* Kim Nussbaum	President and Publisher (Principal Executive Officer), Wichita Eagle and Beacon Publishing Company, Inc.	July 16, 2013
* John Beaudoin	President (Principal Executive Officer), Lee's Summit Journal, Incorporated	July 16, 2013
* Rufus Friday	President and Publisher (Principal Executive Officer), Lexington H-L Services, Inc.	July 16, 2013
* Susan Leath	President and Publisher (Principal Executive Officer), Nittany Printing and Publishing Company	July 16, 2013

	Signature	Title	Date

	* George LeMasurier	President (Principal Executive Officer), Olympic-Cascade Publishing, Inc.	July 16, 2013
	* David Zeeck	President and Publisher (Principal Executive Officer), Tacoma News, Inc.	July 16, 2013
	* Robert G. Turner	President and Publisher (Principal Executive Officer), The Bradenton Herald, Inc.	July 16, 2013
	* Ann Caulkins	President and Publisher (Principal Executive Officer), The Charlotte Observer Publishing Company	July 16, 2013
	* Henry Haitz	President and Publisher (Principal Executive Officer), The State Media Company	July 16, 2013
	* Mark Webster	President and Publisher (Principal Executive Officer), The Sun Publishing Company, Inc.	July 16, 2013
*By:	/s/ PATRICK J. TALAMANTES
Patrick J. Talamantes
Attorney-in-fact

(1)
Mr. Talamantes, Ms. Lintecum and Mr. Zieman comprise the entirety of the board of directors of Belton Publishing Company, Inc., Bradenton Herald, Inc., Cass County Publishing Company, The Charlotte Observer Publishing Company, Columbus Ledger-Enquirer, Inc., East Coast Newspapers, Inc., Gulf Publishing Company, Inc., Keltatim Publishing Company, Inc., The Keynoter Publishing Company, Inc., Lee's Summit Journal, Incorporated, Macon Telegraph Publishing Company, Mail Advertising Corporation, Miami Herald Media Company, The News and Observer Publishing Company, Quad County Publishing, Inc., The State Media Company, The Sun Publishing Company, Inc., and Wichita Eagle and Beacon Publishing Company.

(2)
Mr. Talamantes, Ms. Lintecum and Ms. Morgan-Prager comprise the entirety of the board of directors of Aboard Publishing, Inc., Biscayne Bay Publishing, Inc., McClatchy Investment Company, McClatchy Management Services, Inc., Newsprint Ventures, Inc., and Wingate Paper Company.

(3)
Mr. Talamantes, Ms. Lintecum and Mr. Hendricks comprise the entirety of the board of directors of McClatchy Interactive West and McClatchy U.S.A., Inc.

(4)
Mr. Talamantes, Ms. Lintecum and Mr. Weil comprise the entirety of the board of directors of Anchorage Daily News, Inc., Lexington H-L Services, Inc., Nittany Printing and Publishing Company, Nor-Tex Publishing, Inc., Olympic-Cascade Publishing, Inc., Pacific Northwest Publishing Company, Inc., Star-Telegram, Inc., Tacoma News, Inc., and Tribune Newsprint Company.

(5)
Mr. Talamantes, Ms. Lintecum, Ms. Morgan-Prager and Mr. Zieman comprise the entirety of the board of directors of HLB Newspapers, Inc.

(6)
Mr. Talamantes, Ms. Lintecum, Ms. Morgan-Prager, Mr. Weil and Mr. Zieman comprise the entirety of the board of directors of Cypress Media, Inc.

(7)
Mr. Talamantes, Ms. Lintecum, Mr. Weil and Mr. Zieman comprise the entirety of the board of directors of McClatchy Newspapers, Inc.

(8)
Mr. Talamantes is also executing this power of attorney in his capacity as the Principal Executive Officer of certain of the Co-Registrants as listed above and Chairman of The News and Observer Publishing Company.

(9)
Ms. Lintecum is also executing this power of attorney in her capacity as the President (Principal Executive Officer) of certain of the Co-Registrants as listed above and the Treasurer (Principal Financial Officer) of certain of the Co-Registrants as listed above.

(10)
Mr. Nguyen is also executing this power of attorney in his capacity as the Controller (Principal Accounting Officer) of certain of the Co-Registrants as listed above.

 EXHIBIT INDEX

Exhibit Number	Description of Exhibit	If Incorporated by Reference, Document with which Exhibit was Contained herein with SEC
3.1.1	Restated Certificate of Incorporation of The McClatchy Company	Incorporated by reference from Exhibit 3.1 to the registrant's Quarterly Report on Form 10-Q filed July 27, 2006
3.1.2	Articles of Incorporation of Aboard Publishing, Inc.	Incorporated by reference from Exhibit 3.1.2 to the registrant's Form S-4 filed June 4, 2010
3.1.3	Articles of Incorporation of Anchorage Daily News, Inc.	Incorporated by reference from Exhibit 3.1.3 to the registrant's Form S-4 filed June 4, 2010
3.1.4	Certificate of Formation of Bellingham Herald Publishing, LLC	Incorporated by reference from Exhibit 3.1.4 to the registrant's Form S-4 filed June 4, 2010
3.1.5	Articles of Incorporation of Belton Publishing Company, Inc.	Incorporated by reference from Exhibit 3.1.5 to the registrant's Form S-4 filed June 4, 2010
3.1.6	Articles of Incorporation of Biscayne Bay Publishing, Inc.	Incorporated by reference from Exhibit 3.1.6 to the registrant's Form S-4 filed June 4, 2010
3.1.7	Articles of Incorporation of Cass County Publishing Company	Incorporated by reference from Exhibit 3.1.7 to the registrant's Form S-4 filed June 4, 2010
3.1.8	Articles of Incorporation of Columbus Ledger-Enquirer, Inc.	Incorporated by reference from Exhibit 3.1.8 to the registrant's Form S-4 filed June 4, 2010
3.1.9	Certificate of Incorporation of Cypress Media, Inc.	Incorporated by reference from Exhibit 3.1.9 to the registrant's Form S-4 filed June 4, 2010
3.1.10	Certificate of Formation of Cypress Media, LLC	Incorporated by reference from Exhibit 3.1.10 to the registrant's Form S-4 filed June 4, 2010
3.1.11	Articles of Incorporation of East Coast Newspapers, Inc.	Incorporated by reference from Exhibit 3.1.11 to the registrant's Form S-4 filed June 4, 2010
3.1.12	Articles of Incorporation of Gulf Publishing Company, Inc.	Incorporated by reference from Exhibit 3.1.12 to the registrant's Form S-4 filed June 4, 2010
3.1.13	Articles of Incorporation of HLB Newspapers, Inc.	Incorporated by reference from Exhibit 3.1.13 to the registrant's Form S-4 filed June 4, 2010
3.1.14	Certificate of Formation of Idaho Statesman Publishing, LLC	Incorporated by reference from Exhibit 3.1.14 to the registrant's Form S-4 filed June 4, 2010
3.1.15	Articles of Incorporation of Keltatim Publishing Company, Inc.	Incorporated by reference from Exhibit 3.1.15 to the registrant's Form S-4 filed June 4, 2010
3.1.16	Certificate of Incorporation of Keynoter Publishing Company, Inc.	Incorporated by reference from Exhibit 3.1.16 to the registrant's Form S-4 filed June 4, 2010
3.1.17	Articles of Incorporation of Lee's Summit Journal, Incorporated	Incorporated by reference from Exhibit 3.1.17 to the registrant's Form S-4 filed June 4, 2010
3.1.18	Articles of Incorporation of Lexington H-L Services, Inc.	Incorporated by reference from Exhibit 3.1.18 to the registrant's Form S-4 filed June 4, 2010
3.1.19	Articles of Incorporation of Macon Telegraph Publishing Company	Incorporated by reference from Exhibit 3.1.19 to the registrant's Form S-4 filed June 4, 2010

Exhibit Number	Description of Exhibit	If Incorporated by Reference, Document with which Exhibit was Contained herein with SEC
3.1.20	Articles of Incorporation of Mail Advertising Corporation	Incorporated by reference from Exhibit 3.1.20 to the registrant's Form S-4 filed June 4, 2010
3.1.21	Certificate of Formation of McClatchy Interactive LLC	Incorporated by reference from Exhibit 3.1.21 to the registrant's Form S-4 filed June 4, 2010
3.1.22	Certificate of Incorporation of McClatchy Interactive West	Incorporated by reference from Exhibit 3.1.22 to the registrant's Form S-4 filed June 4, 2010
3.1.23	Certificate of Incorporation of McClatchy Investment Company	Incorporated by reference from Exhibit 3.1.23 to the registrant's Form S-4 filed June 4, 2010
3.1.24	Certificate of Incorporation of McClatchy Management Services, Inc.	Incorporated by reference from Exhibit 3.1.24 to the registrant's Form S-4 filed June 4, 2010
3.1.25	Certificate of Incorporation of McClatchy Newspapers, Inc.	Incorporated by reference from Exhibit 3.1.25 to the registrant's Form S-4 filed June 4, 2010
3.1.26	Certificate of Incorporation of McClatchy U.S.A., Inc.	Incorporated by reference from Exhibit 3.1.26 to the registrant's Form S-4 filed June 4, 2010
3.1.27	Certificate of Incorporation of Miami Herald Media Company	Incorporated by reference from Exhibit 3.1.27 to the registrant's Form S-4 filed June 4, 2010
3.1.28	Articles of Incorporation of Newsprint Ventures, Inc.	Incorporated by reference from Exhibit 3.1.28 to the registrant's Form S-4 filed June 4, 2010
3.1.29	Articles of Incorporation of Nittany Printing and Publishing Company	Incorporated by reference from Exhibit 3.1.29 to the registrant's Form S-4 filed June 4, 2010
3.1.30	Articles of Incorporation of Nor-Tex Publishing, Inc.	Incorporated by reference from Exhibit 3.1.30 to the registrant's Form S-4 filed June 4, 2010
3.1.31	Certificate of Formation of Olympian Publishing, LLC	Incorporated by reference from Exhibit 3.1.31 to the registrant's Form S-4 filed June 4, 2010
3.1.32	Articles of Incorporation of Olympic-Cascade Publishing, Inc.	Incorporated by reference from Exhibit 3.1.32 to the registrant's Form S-4 filed June 4, 2010
3.1.33	Certificate of Incorporation of Pacific Northwest Publishing Company, Inc.	Incorporated by reference from Exhibit 3.1.33 to the registrant's Form S-4 filed June 4, 2010
3.1.34	Articles of Incorporation of Quad County Publishing, Inc.	Incorporated by reference from Exhibit 3.1.34 to the registrant's Form S-4 filed June 4, 2010
3.1.35	Certificate of Formation of San Luis Obispo Tribune, LLC	Incorporated by reference from Exhibit 3.1.35 to the registrant's Form S-4 filed June 4, 2010
3.1.36	Certificate of Incorporation of Star-Telegram, Inc.	Incorporated by reference from Exhibit 3.1.36 to the registrant's Form S-4 filed June 4, 2010
3.1.37	Articles of Incorporation of Tacoma News, Inc.	Incorporated by reference from Exhibit 3.1.37 to the registrant's Form S-4 filed June 4, 2010
3.1.38	Articles of Incorporation of The Bradenton Herald, Inc.	Incorporated by reference from Exhibit 3.1.38 to the registrant's Form S-4 filed June 4, 2010
3.1.39	Certificate of Incorporation of The Charlotte Observer Publishing Company	Incorporated by reference from Exhibit 3.1.39 to the registrant's Form S-4 filed June 4, 2010
3.1.40	Articles of Incorporation of The News and Observer Publishing Company	Incorporated by reference from Exhibit 3.1.40 to the registrant's Form S-4 filed June 4, 2010

Exhibit Number	Description of Exhibit	If Incorporated by Reference, Document with which Exhibit was Contained herein with SEC
3.1.41	Certificate of Incorporation of The State Media Company	Incorporated by reference from Exhibit 3.1.41 to the registrant's Form S-4 filed June 4, 2010
3.1.42	Articles of Incorporation of The Sun Publishing Company, Inc.	Incorporated by reference from Exhibit 3.1.42 to the registrant's Form S-4 filed June 4, 2010
3.1.43	Articles of Incorporation of Tribune Newsprint Company	Incorporated by reference from Exhibit 3.1.43 to the registrant's Form S-4 filed June 4, 2010
3.1.44	Restated and Amended Articles of Incorporation of Wichita Eagle and Beacon Publishing Company, Inc.	Incorporated by reference from Exhibit 3.1.44 to the registrant's Form S-4 filed June 4, 2010
3.1.45	Certificate of Incorporation of Wingate Paper Company	Incorporated by reference from Exhibit 3.1.45 to the registrant's Form S-4 filed June 4, 2010
3.2.1	Amended and Restated Bylaws of The McClatchy Company	Incorporated by reference from Exhibit 3.1 to the registrant's Current Report on Form 8-K filed March 22, 2012
3.2.2	Bylaws of Aboard Publishing, Inc.	Incorporated by reference from Exhibit 3.2.2 to the registrant's Form S-4 filed June 4, 2010
3.2.3	Bylaws of Anchorage Daily News, Inc.	Incorporated by reference from Exhibit 3.2.3 to the registrant's Form S-4 filed June 4, 2010
3.2.4	Limited Liability Company Agreement of Bellingham Herald Publishing, LLC	Incorporated by reference from Exhibit 3.2.4 to the registrant's Form S-4 filed June 4, 2010
3.2.5	Amended and Restated, Bylaws of Belton Publishing Company, Inc.	Incorporated by reference from Exhibit 3.2.5 to the registrant's Form S-4 filed June 4, 2010
3.2.6	Bylaws of Biscayne Bay Publishing, Inc.	Incorporated by reference from Exhibit 3.2.6 to the registrant's Form S-4 filed June 4, 2010
3.2.7	Amended and Restated, Bylaws of Cass County Publishing Company	Incorporated by reference from Exhibit 3.2.7 to the registrant's Form S-4 filed June 4, 2010
3.2.8	Bylaws of Columbus Ledger-Enquirer, Inc.	Incorporated by reference from Exhibit 3.2.8 to the registrant's Form S-4 filed June 4, 2010
3.2.9	Amended and Restated Bylaws of Cypress Media, Inc.	Incorporated by reference from Exhibit 3.2.9 to the registrant's Form S-4 filed June 4, 2010
3.2.10	Limited Liability Company Agreement of Cypress Media, LLC	Incorporated by reference from Exhibit 3.2.10 to the registrant's Form S-4 filed June 4, 2010
3.2.11	Bylaws of East Coast Newspapers, Inc.	Incorporated by reference from Exhibit 3.2.11 to the registrant's Form S-4 filed June 4, 2010
3.2.12	Bylaws of Gulf Publishing Company, Inc.	Incorporated by reference from Exhibit 3.2.12 to the registrant's Form S-4 filed June 4, 2010
3.2.13	Amended and Restated Bylaws of HLB Newspapers, Inc.	Incorporated by reference from Exhibit 3.2.13 to the registrant's Form S-4 filed June 4, 2010
3.2.14	Limited Liability Company Agreement of Idaho Statesman Publishing, LLC	Incorporated by reference from Exhibit 3.2.14 to the registrant's Form S-4 filed June 4, 2010
3.2.15	Bylaws of Keltatim Publishing Company, Inc.	Incorporated by reference from Exhibit 3.2.15 to the registrant's Form S-4 filed June 4, 2010

Exhibit Number	Description of Exhibit	If Incorporated by Reference, Document with which Exhibit was Contained herein with SEC
3.2.16	Bylaws of Keynoter Publishing Company, Inc.	Incorporated by reference from Exhibit 3.2.16 to the registrant's Form S-4 filed June 4, 2010
3.2.17	Bylaws of Lee's Summit Journal, Incorporated	Incorporated by reference from Exhibit 3.2.17 to the registrant's Form S-4 filed June 4, 2010
3.2.18	Amended and Restated Bylaws of Lexington H-L Services, Inc.	Incorporated by reference from Exhibit 3.2.18 to the registrant's Form S-4 filed June 4, 2010
3.2.19	Bylaws of Macon Telegraph Publishing Company	Incorporated by reference from Exhibit 3.2.19 to the registrant's Form S-4 filed June 4, 2010
3.2.20	Amended and Restated Bylaws of Mail Advertising Corporation	Incorporated by reference from Exhibit 3.2.20 to the registrant's Form S-4 filed June 4, 2010
3.2.21	Limited Liability Company Operating Agreement of McClatchy Interactive LLC	Incorporated by reference from Exhibit 3.2.21 to the registrant's Form S-4 filed June 4, 2010
3.2.22	Bylaws of McClatchy Interactive West	Incorporated by reference from Exhibit 3.2.22 to the registrant's Form S-4 filed June 4, 2010
3.2.23	Bylaws of McClatchy Investment Company	Incorporated by reference from Exhibit 3.2.23 to the registrant's Form S-4 filed June 4, 2010
3.2.24	Bylaws of McClatchy Management Services, Inc.	Incorporated by reference from Exhibit 3.2.24 to the registrant's Form S-4 filed June 4, 2010
3.2.25	Bylaws of McClatchy Newspapers, Inc.	Incorporated by reference from Exhibit 3.2.25 to the registrant's Form S-4 filed June 4, 2010
3.2.26	Bylaws of McClatchy U.S.A., Inc.	Incorporated by reference from Exhibit 3.2.26 to the registrant's Form S-4 filed June 4, 2010
3.2.27	Bylaws of Miami Herald Media Company	Incorporated by reference from Exhibit 3.2.27 to the registrant's Form S-4 filed June 4, 2010
3.2.28	Bylaws of Newsprint Ventures, Inc.	Incorporated by reference from Exhibit 3.2.28 to the registrant's Form S-4 filed June 4, 2010
3.2.29	Bylaws of Nittany Printing and Publishing Company	Incorporated by reference from Exhibit 3.2.29 to the registrant's Form S-4 filed June 4, 2010
3.2.30	Bylaws of Nor-Tex Publishing, Inc.	Incorporated by reference from Exhibit 3.2.30 to the registrant's Form S-4 filed June 4, 2010
3.2.31	Limited Liability Company Agreement of Olympian Publishing, LLC	Incorporated by reference from Exhibit 3.2.31 to the registrant's Form S-4 filed June 4, 2010
3.2.32	Bylaws of Olympic-Cascade Publishing, Inc.	Incorporated by reference from Exhibit 3.2.32 to the registrant's Form S-4 filed June 4, 2010
3.2.33	Bylaws of Pacific Northwest Publishing Company, Inc.	Incorporated by reference from Exhibit 3.2.33 to the registrant's Form S-4 filed June 4, 2010
3.2.34	Bylaws of Quad County Publishing, Inc.	Incorporated by reference from Exhibit 3.2.34 to the registrant's Form S-4 filed June 4, 2010
3.2.35	Operating Agreement of San Luis Obispo Tribune, LLC	Incorporated by reference from Exhibit 3.2.35 to the registrant's Form S-4 filed June 4, 2010
3.2.36	Bylaws of Star-Telegram, Inc.	Incorporated by reference from Exhibit 3.2.36 to the registrant's Form S-4 filed June 4, 2010

Exhibit Number	Description of Exhibit	If Incorporated by Reference, Document with which Exhibit was Contained herein with SEC
3.2.37	Bylaws of Tacoma News, Inc.	Incorporated by reference from Exhibit 3.2.37 to the registrant's Form S-4 filed June 4, 2010
3.2.38	Bylaws of The Bradenton Herald, Inc.	Incorporated by reference from Exhibit 3.2.38 to the registrant's Form S-4 filed June 4, 2010
3.2.39	Bylaws of The Charlotte Observer Publishing Company	Incorporated by reference from Exhibit 3.2.39 to the registrant's Form S-4 filed June 4, 2010
3.2.40	Bylaws of The News and Observer Publishing Company	Incorporated by reference from Exhibit 3.2.40 to the registrant's Form S-4 filed June 4, 2010
3.2.41	Amended and Restated Bylaws of The State Media Company	Incorporated by reference from Exhibit 3.2.41 to the registrant's Form S-4 filed June 4, 2010
3.2.42	Bylaws of The Sun Publishing Company, Inc.	Incorporated by reference from Exhibit 3.2.42 to the registrant's Form S-4 filed June 4, 2010
3.2.43	Bylaws of Tribune Newsprint Company	Incorporated by reference from Exhibit 3.2.43 to the registrant's Form S-4 filed June 4, 2010
3.2.44	Bylaws of Wichita Eagle and Beacon Publishing Company, Inc.	Incorporated by reference from Exhibit 3.2.44 to the registrant's Form S-4 filed June 4, 2010
3.2.45	Bylaws of Wingate Paper Company	Incorporated by reference from Exhibit 3.2.45 to the registrant's Form S-4 filed June 4, 2010
4.1	Indenture dated December 18, 2012, among The McClatchy Company, the subsidiary guarantors party thereto and The Bank of New York Mellon Trust Company, N.A., as Trustee	Incorporated by reference from Exhibit 4.2 to the registrant's Current Report on Form 8-K filed December 20, 2012
4.2	Form of 9.00% Senior Secured Notes due 2022	Contained in Exhibit 4.1
4.3	Form of Guaranty of 9.00% Senior Secured Notes due 2022	Contained in Exhibit 4.1
4.4	Registration Rights Agreement, dated as of December 18, 2012, among The McClatchy Company, the guarantors from time to time party thereto, and the several initial purchasers	Incorporated by reference from Exhibit 4.3 to the registrant's Current Report on Form 8-K filed December 20, 2012
5.1	Opinion of Wilson Sonsini Goodrich & Rosati, Professional Corporation ("WSGR") relating to the validity of the securities registered hereby	Contained herein
5.2.1	Opinion of Davis Wright Termaine LLP	Contained herein
5.2.2	Opinion of Holland & Knight LLP	Previously filed
5.2.3	Opinion of Carlton Fields, P.A.	Previously filed
5.2.4	Opinion of Lewis, Rice & Fingersh, L.C. (Illinois)	Previously filed
5.2.5	Opinion of Fleeson, Gooing, Coulson & Kitch, L.L.C.	Previously filed

Exhibit Number	Description of Exhibit	If Incorporated by Reference, Document with which Exhibit was Contained herein with SEC
5.2.6	Opinion of Stoll Keenon Ogden PLLC	Previously filed
5.2.7	Opinion of Jones Walker, L.L.P.	Contained herein
5.2.8	Opinion of Lewis, Rice & Fingersh, L.C. (Missouri)	Previously filed
5.2.9	Opinion of McGuire Woods LLP	Previously filed
5.2.10	Opinion of Fox Rothschild LLP	Contained herein
5.2.11	Opinion of Carl Muller, Attorney at Law, P.A.	Contained herein
5.2.12	Opinion of Holland & Hart LLP	Previously filed
10.1
	Security Agreement, dated as of December 18, 2012, among The McClatchy Company, each other grantor from time to time party thereto, and The Bank of New York Mellon Trust Company, N.A., as Collateral Agent	Previously filed
10.2
	First Lien Intercreditor Agreement, dated as of December 18, 2012, among The McClatchy Company, the other grantors party thereto, Bank of America, N.A., as Credit Agreement Collateral Agent, The Bank of New York Mellon Trust Company, as Senior Secured Notes Collateral Agent, and each additional collateral agent from time to time party thereto	Previously filed
23.1	Consent of Deloitte & Touche LLP, Independent Registered Accounting Firm	Previously filed
23.2	Consent of WSGR	Contained in Exhibit 5.1
24.1	Power of Attorney	Previously filed
25.1	Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939 of The Bank of New York Mellon Trust Company, N.A. to act as Trustee under the Indenture	Previously filed
99.1	Form of Letter of Transmittal	Previously filed
99.2	Form of Notice of Guaranteed Delivery	Previously filed
99.3	Form of Letter to Clients	Previously filed
99.4	Form of Letter to Brokers, Dealers, Commercial Banks, Trust Companies and Other Nominees	Previously filed

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PART II
INFORMATION NOT REQUIRED IN THE PROSPECTUS
  Item 20. Indemnification of Directors and Officers
  Item 21. Exhibits and Financial Statement Schedules
  Item 22. Undertakings
SIGNATURES
EXHIBIT INDEX